LAKEVILLE INDUSTRIAL CENTER
                                    NET LEASE
                             BASIC LEASE INFORMATION



1.   DATE
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2.   LANDLORD                 G & W/Lakeville Corporate Center, LLC
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3.   TENANT                   Regan Holding Corp., a California corporation
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4.   PREMISES                                                         REFERENCE
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     a.  Project              Lakeville Industrial Center            Paragraph 1

     b.  Building             Building 1 & 2

     c.  Address              2084 Lakeville Highway
                              2090 Marina Avenue

     d.  Assessor's Parcel #  005-050-006, 007, 008, 020, 031

     e.  Suite                N/A

     f.  Usable Sq. Ft.       70,513

     g.  Rentable Sq. Ft.     71,612
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5.   TERM                                                            Paragraph 2
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     a.  Estimated Commencement Date              March 15, 1999
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     b.  Length of Term                           10 years & 1 month
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6.   BASE RENT                                                       Paragraph 3
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     a.  Monthly Base Rent                        See Addendum
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     b.  Advanced Base Rent                       $71,612
         (Paid Upon Lease Execution)
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     c.  Adjustment Date of Monthly Base Rent     Year 2
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7.   PROPERTY TAXES AND OPERATING EXPENSES                           Paragraph 4
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     a.  Initial Monthly Allocation per rentable Sq.Ft.  $0.18
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     b.  Premises v. Building Sq.Ft. Ratio        71,612/71,612=100%
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     c.  Premises v. Project Sq.Ft. Ratio         71,612/71,612=100%
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8.   SECURITY DEPOSIT                     $71,612                   Paragraph 16
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9.   TENANT IMPROVEMENTS                  Turn-key                    Exhibit B
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10.  USE                                  General office use         Paragraph 6
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11.  TENANT'S ADDRESS FOR NOTICES                                   Paragraph 20
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     David A. Skup, CFO
     Regan Holding Corp.2090 Marina Avenue
     P.O. Box 7873    Petaluma, CA 94954
     San Francisco, CA 94120-7873

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12.  LANDLORD'S ADDRESS FOR NOTICES                                 Paragraph 20
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     G & W/Lakeville Corporate Center c/o G&W Management Co.
     P.O. Box 808030
     Petaluma, CA 94975
     1318 Redwood Way, Suite 140
     Petaluma, CA  94954
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     With a Copy to:
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13.  REAL ESTATE BROKERS                                            Paragraph 23
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     Sabella & Lipman
     Keegan & Coppin, Co., Inc.
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     EXHIBITS AND ADDENDUM
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          Addendum No. 1
          Exhibit 1:     Early Occupancy Agreement
          Exhibit A:     Diagram of Premises
          Exhibit A-1:   Diagram of the Project
          Exhibit A-2:   Legal Description
          Exhibit B:     Work Letter Agreement
          Exhibit B-1:   Space Plan
          Exhibit C:     Rules and Regulations
          Exhibit D:     Hazardous Materials List
          Exhibit E:     Tenant's Financial Statement

                           LAKEVILLE INDUSTRIAL CENTER

                                    NET LEASE

    THIS LEASE, dated ____________________, 199___, is made and entered into by and between G & W/Lakeville Corporate Center, LLC, a limited liability company ("Landlord"), and Regan Holding Corp., a California corporation ("Tenant").

    1.       Premises.

             Landlord leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease ("Term") and at the rent and upon the conditions set forth below, the Premises described in the Basic Lease Information and identified on the plan attached hereto as Exhibit A. The Premises are located within the Buildings described in the Basic Lease Information, and constitute part of the Project described in the Basic Lease Information and as shown in Exhibit A-1 attached hereto, at the Lakeville Industrial Center, located in Petaluma, California. The Project is more particularly described in Exhibit A-2 attached hereto. All areas and facilities outside the Buildings and within the exterior boundaries of the Project that are provided and designated by Landlord from time to time for the exclusive use and convenience of the tenants of the Project shall be known as "Common Areas" except for the maintenance rights of Landlord as provided herein.

    2.       Term.

             (a) The Term shall commence upon the date ("Commencement Date") which is the earlier of: (i) substantial completion of the Premises, as the term "substantial completion" is defined in the Work Letter Agreement, attached hereto as Exhibit B; or (ii) the date substantial completion would have occurred but for Tenant Delays (as the term is defined in the Work Letter Agreement). The Estimated Commencement Date is set forth in the Basic Lease Information, which date may be postponed due to a delay in delivering the Premises as provided in Paragraph 2(b) below. A "Lease Year" is a period of twelve (12) consecutive calendar months. A "Lease Month" is a calendar month. The initial Term of this Lease shall be determined as follows:

                      (1) If the Commencement Date of this Lease occurs on the first calendar day of a calendar month, the Term shall be for a period of Lease Years and Months as specified in the Basic Lease Information, unless terminated sooner as provided in this Lease.

                      (2) If the Commencement Date of this Lease occurs on other than the first calendar day of a calendar month, the Term shall be for a period of Lease Years and Months as specified in the Basic Lease Information, plus the number of days remaining in the calendar month in which the Commencement Date occurs, unless terminated sooner as provided in this Lease.

             (b) Subject to the provisions of Paragraph 22 below, in the event the Premises are not substantially completed (in accordance with the Work Letter Agreement) on or before the Estimated Commencement Date, then Landlord shall credit to Tenant an amount equal to twenty thousand dollars ($20,000) per month prorated for each day that the commencement date is delayed past the Estimated Commencement Date.

             (c) Subject to the provisions of Paragraph 22 below, in the event the Premises are not substantially completed (in accordance with the Work Letter Agreement) on or within three (3) months after the Estimated Commencement Date, then Tenant may, at Tenant's option, by notice in writing to Landlord within ten
(10) days thereafter, cancel this Lease, in which event, (i) this Lease shall be deemed null and void and have no further force or effect, (ii) all security or other deposits made herewith shall be promptly returned to Tenant, and (iii) the parties shall have no further obligation to each other; provided further, however, that if such written notice of Tenant is not received by Landlord within said 10-day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.       Rent.

             (a) For purposes of this Lease, the term "Rent" shall mean the Base
Rent, Advanced Base Rent, all additional rent, and all of the other monetary obligations of Tenant under this Lease. Upon execution of this Lease, Tenant shall pay to Landlord the Advanced Base Rent set forth in the Basic Lease Information. Tenant shall pay to Landlord the Base Rent specified in the Basic Lease Information, payable on or before the first day of each and every successive calendar month following the Commencement Date. If the Term commences on other than the first day of a calendar month, the first payment of Base Rent shall be appropriately prorated, on the basis of a 30-day month. Tenant's payment of any Advanced Base Rent(excluding that portion specifically attributable to last month's rent, if any) shall be credited against Tenant's obligation to pay Base Rent beginning as of the Commencement Date.

             (b) Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant under this Lease in addition to monthly Base Rent, whether or not the same be designated "additional rent." If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectable as additional rent with the next installment of monthly Base Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

             (c) Tenant acknowledges that late payment by Tenant to Landlord of Rent after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of Rent or any other sums due from Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord, in addition to interest due under Paragraph 3(d) and attorneys' fees a late charge equal to six percent (6%) of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. The parties acknowledge that the applicable grace period with regard to payment of Rent is as set forth in Paragraph 14(a)(1).

             (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of ten percent (10%) per annum. Payment of interest shall not excuse or cure any default hereunder by Tenant.

             (e) All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

    4.       Taxes and Operating Expenses.

             (a) In addition to the Base Rent, Tenant shall pay (i) Tenant's Percentage Share of Property Taxes (according to the percentage set forth in the Basic Lease Information) relating to those Property Taxes (as the term is defined under Paragraph 4(a)(1) below) which are assessed during the Term, and
(ii) Tenant's Percentage Share of Operating Expenses (according to the percentage set forth in the Basic Lease Information) relating to those Operating Expenses (as the term is defined under Paragraph 4(a)(2) below) which are paid or incurred by Landlord during the Term. The Percentage Share for Property Tax shall be determined by the ratio of the Buildings square footage divided by the total square footage of the Buildings on the tax parcel of which the Buildings are a part. The Percentage Share used for calculating Tenant's share of Operating Expenses shall vary as to how the specific Operating Expense is billed e.g., if billed for the Buildings it shall be 7.b. of the Basic Lease
Information, if billed for the project it shall be 7.c. of the Basic Lease Information.

                      (1)  Property  Taxes"   shall  mean  all   real  property
taxes, bonds and assessments and governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Buildings (which for the purposes of defining "Property Taxes" shall include the tax parcel of which the Buildings are a part) and Common Areas.

                      (2)  Except  as  provided  in  Paragraph 8(b),  "Operating
Expenses" shall mean the following: (A) all costs of management, operation, maintenance and repair of the Buildings and Common Areas, including, without limitation, property management expenses, maintenance and repair materials, supplies and equipment; (B) all costs of water, power, electricity, refuse collection, parking lot sweeping, landscaping, and other services relating to the Common Areas; (C) all costs of alterations or improvements to the Buildings or Common Areas made to achieve compliance with federal, state and local law including, without limitation, the Americans with Disabilities Act (42 U.S.C.
Section 12101 et seq.), which costs will be amortized over the useful life of each alteration or improvement; (D) all costs of public liability and casualty or other insurance maintained by Landlord with respect to the Buildings and Common Areas; (E) all costs incurred by Landlord for making any capital improvements or modifications to the Buildings or Common Areas or making any improvements or modifications intended to reduce Operating Expenses, which costs will be amortized over the useful life of each capital improvement, structural repair or modification; (F) all costs of maintaining machinery, equipment and directional signage or other markers; and (G) the share allocable to the Buildings of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declarations or by any owners'
associations affecting the Buildings. That portion of the Operating Expenses relating to the property management expenses for the Buildings and Common Areas which shall be charged to Tenant shall be four percent (4%) of both Tenant's annual Base Rent and the subtotal of Tenant's share of Operating Expenses of the Buildings. In the event that Landlord calculates Operating Expenses based upon the Project instead of the Buildings, as indicated on the Basic Lease Information, then the term "Project" shall be substituted in the place of all references to the term "Buildings" in this paragraph.

             (b) The Property Taxes to be paid by Tenant shall be determined by multiplying the total amount of the Property Taxes by Tenant's Percentage Share of Property Taxes (which percentage is determined by multiplying 100% by a fraction, the numerator of which is the rentable area of the Premises and the denominator of which is the total rentable area of all improvements located within the tax parcel of which the Premises are a part). Landlord may cause the Common Areas of the Project to be separately assessed from other areas and Buildings of the Project. In such case, Tenant's Percentage Share of Property Taxes attributable to the Common Areas shall be determined by the ratio that the total rentable square feet in the Premises bears to the total number of square feet of rentable area which is included in the property subject to the assessment.

             (c) Operating Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses as though ninety-five percent (95%) of the total rentable area of the Buildings had been occupied.
When the  Buildings  are one hundred  percent  (100%)  occupied,  the  Operating
Expenses shall be adjusted to reflect 100% occupied Buildings. The Operating Expenses to be paid by Tenant shall be determined by multiplying the total amount of the Operating Expenses as adjusted above by Tenant's Percentage Share of Operating Expenses (which percentage is determined by multiplying 100% by a fraction, the numerator of which is the rentable area of the Premises and the denominator of which is the total rentable area located within the Buildings, if the Operating Expenses are calculated for the Buildings, or within the Project, if the Operating Expenses are calculated for the Project).

             (d) Tenant shall pay to Landlord each month at the same time and in the same manner as monthly Base Rent one-twelfth (1/12th) of Landlord's estimate of the amount of Property Taxes and one-twelfth (1/12th) of Landlord's estimate of Operating Expenses payable by Tenant for the then-current calendar year. The initial monthly amount shall be as set forth in the Basic Lease Information. Within one hundred twenty (120) days after the close of each calendar year, or as soon after such 120-day period as practicable, Landlord shall deliver to Tenant a statement in reasonable detail of the actual amount of Property Taxes and Operating Expenses payable by Tenant in accordance with this Paragraph 4 for such calendar year. Tenant may request further information if desired. Landlord's failure to provide such statement to Tenant within the 120-day period shall not act as a waiver and shall not excuse Tenant or Landlord from making the adjustments to reflect actual costs as provided herein. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess to Tenant against future additional rent due under this Paragraph 4. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. The obligations of Landlord and Tenant under this Paragraph 4(d) with respect to the reconciliation between the estimated and actual amounts of Property Taxes and Operating Expenses payable by Tenant for the last year of the Term shall survive the termination of the Lease. When the final determination is made of the actual amounts of Property Taxes and Operating Expenses payable by Tenant for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated payments and, conversely, any overpayment made by Tenant shall be credited to any other amounts then due from Tenant, and any balance shall be immediately reimbursed to Tenant by Landlord.

             (e) Tenant shall have the right at it's own cost and expense to audit and/or inspect Landlord's records (not more than once in any Lease Year) with respect to Property Taxes and Operating Expenses payable by Tenant under this Lease for any Lease Year. Tenant shall give Landlord not less than thirty
(30) days written notice of its intention to conduct any such audit. Tenant shall have sixty (60) days to notify Landlord of any objection to Landlord's records. Thereafter, Landlord and Tenant shall use reasonable efforts to settle the objection. If a settlement cannot be reached, then a CPA acceptable to both parties shall audit Landlord's records. If such audit discloses that the amount paid by Tenant for Property Taxes or Operating Expenses for the Lease Years under consideration has been overstated by more than ten percent (10%), then, in addition to rebating to Tenant the overcharge, Landlord shall also pay the reasonable costs incurred by Tenant for such audit.

    5.       Other Taxes.

             In addition to Tenant's obligations under Paragraph 4 above, Tenant shall pay or reimburse Landlord for (i) any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the Premises or leasehold improvements made in or to the Premises at Tenant's expense, (ii) for taxes, if any, measured by or reasonably attributable to tenant improvements paid for by Tenant, and (iii) for any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the Premises or the parking facilities used by Tenant in connection with the Premises. On request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment of Tenant's business personal property taxes and deliver copies of such business personal property tax bills to Landlord.

    6.       Use.

             6.1      Prohibited Uses.

                      (a) The Premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable federal, state and local laws, regulations, ordinances, rules, orders, and requirements in effect during the Term relating to the condition, use or occupancy of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or that unreasonably disturbs other tenants of the Buildings or Project, nor shall Tenant place or maintain any signs, antennas, awnings, lighting or plumbing fixtures, loudspeakers, exterior decoration or similar devises on or visible from the exterior of the Premises, without Landlord's prior written consent, which may be withheld in Landlord's sole discretion. Tenant shall not use any corridors, sidewalks, stairs, elevators, or other areas outside of the Premises for storage or any purpose other than access to the Premises. Tenant shall not use, keep, or permit to be used or kept on the Premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the Premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause an increase in premiums for or a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the Premises or the Buildings or which would violate the terms of any covenants, conditions, or restrictions, or the design guidelines, or the sign guidelines affecting the Buildings or the land on which it is located, or the Rules (as the term is defined under Paragraph 6.3(b) below).

                      (b) Landlord, at its sole expense, shall erect signage in the parking lot designating Tenant's parking and designating parking on the adjacent property for other parties. Landlord shall erect a sign (the design of which shall be submitted by Landlord and approved by Tenant) at the corner of Lakeville and Marina reading "Legacy Office Park." The cost of constructing and installing such sign will be shared by Landlord and Tenant on a 50/50 basis. Tenant shall not attach any signage to or on any part of the outside of the Premises, the Buildings or the Project, or in the halls, lobbies, windows or elevator banks of the Buildings without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Any signage so permitted shall be subject to prior approval of and conformance with the requirements of the design review committee of the Project and the design review agency of the city. At Tenant's expense, Tenant shall (i) maintain all permitted signage, and
(ii) upon the expiration or termination of this Lease, remove such signage and repair any damage caused by their removal. If Tenant fails to do so, Landlord may maintain, repair or remove such signage without notice to Tenant and at Tenant's expense, the cost of which shall be payable by Tenant as additional rent in accordance with Paragraph 14(b)(2) below.

             6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Buildings or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose. Nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. Tenant acknowledges that the Premises are located in a 100-year flood zone and that the finished floor elevations of the Buildings are designed to be at least one (1) foot above the federal government's estimate of the 100-year flood level at the time of initial construction.

             6.3      Use of Common Areas.

                      (a) Landlord gives Tenant and its authorized employees, agents, customers, representatives, and invitees the exclusive right to use the Common Areas, except for the maintenance rights of Landlord provided herein.

                      (b) All Common Areas shall be subject to the control and management of Landlord and Landlord shall have the right to establish, modify, amend, and enforce reasonable rules and regulations with respect to the Common Areas. Tenant acknowledges receipt of a copy of the current rules and regulations, attached hereto as Exhibit C, and agrees that they may, from time to time, be modified or amended by Landlord in a commercially reasonable manner (the "Rules"). Tenant agrees to abide by and conform with such Rules; to cause its concessionaires and its and their employees and agents to abide by such Rules; and to use its best efforts to cause its customers, invitees, and licensees to abide by such Rules.

                      (c) Landlord shall have the right to close temporarily any portion of the Common Areas for the purpose of discouraging use by parties who are not tenants or customers of tenants; to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to the Property; to use or permit the use of the Common Areas by others to whom Landlord may grant or have granted such rights; and to do and perform such acts in, to, and with respect to, the Common Areas as in the use of good business judgment Landlord shall determine to be appropriate for the Project.

                      (d) Landlord shall have the unqualified right to increase or reduce the Common Areas, provided the Project meets the parking requirement under Paragraph 6.5 below.

                      (e) Tenant shall cooperate with Landlord in recycling waste paper, cardboard, or such other materials identified under any trash recycling program that may be established in order to reduce trash collection costs.

             6.4      Environmental Matters.

                      (a)  (1)  The  term "Hazardous  Materials" as  used herein means any petroleum products, asbestos, polychlorinated biphenyls, P.C.B.'s, chemicals, compounds, materials, mixtures or substances that are now or hereafter defined or listed in, or otherwise classified as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity or toxicity pursuant to any federal, state or local environmental law, regulation, ordinance, resolution, order or decree relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, release, disposal or transportation of the same ("Hazardous Materials Laws").

                           (2)  Except   for   ordinary   office   supplies  and
janitorial cleaning materials which in common business practice are customarily and lawfully used, stored and disposed of in small quantities, and except for those Hazardous Materials listed on Exhibit D attached hereto, Tenant shall not use, manufacture, store, release, dispose or transport any Hazardous Materials in, on, under or about the Premises, the Buildings or the Project without giving prior written notice to Landlord and obtaining Landlord's prior written consent, which consent Landlord may withhold in its sole discretion. Subject to Landlord's prior written consent, Tenant may request that Hazardous Materials be added to Exhibit D on an annual review basis; any such amendments to Exhibit D shall be signed by each party and attached hereto. Tenant shall at its own expense procure, maintain in effect, and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required in connection with Tenant's generation, use, storage, disposal and transportation of Hazardous Materials. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Regardless whether permitted under the Hazardous Materials Laws, Tenant shall not maintain in, on, under, or about the Premises, the Buildings or the Project any above or below ground storage tanks, clarifiers, or sumps, nor shall any wells for the monitoring of ground water, soils, or subsoils be allowed.

                           (3)  Tenant  shall  immediately  notify  Landlord  in
writing of: (a) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Law; (b) any claim made or threatened by any person or entity against Tenant or the Premises relating to damage, contribution, cost, recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports, information, inquiries or demands made, ordered, or received by or on behalf of Tenant which arise out of or in connection with the existence or potential existence of any Hazardous Materials in, on, under or about the Premises, the Buildings, or the Project, including, without limitation, any complaints, notices, warnings, asserted violations, or mandatory or voluntary informational filings with any governmental agency in connection therewith, and immediately supply Landlord with copies thereof.

                      (b) Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, damages, fines, penalties, forfeitures, losses, cleanup and remediation costs or expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (i) Tenant's use, analysis, generation, manufacture, storage, release, disposal, or transportation of Hazardous Materials by Tenant, Tenant's agents, employees, contractors, licensees or invitees to, in, on, under, about or from the Premises, the Buildings, or the Project, or (ii) Tenant's failure to comply with any Hazardous Materials Law. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup, detoxification or decontamination of the Premises, the Buildings, or the Project and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of this Lease.

                      (c) Landlord shall have the right to enter the Premises at all times during regular business hours upon reasonable prior notice for the purposes of ascertaining compliance by Tenant with all applicable Hazardous
Materials Laws, provided, however, that in the instance of an emergency Landlord's entry onto the Premises shall not be restricted to regular business hours nor shall notice be required.

                      (d) Landlord shall have the option to declare a default of this Lease for the release or discharge of Hazardous Materials by Tenant, Tenant's employees, agents, contractors, or invitees on the Premises, Buildings or Project or in violation of law or in deviation from prescribed procedures in Tenant's use or storage of Hazardous Materials. If Tenant fails to comply with any of the provisions under this Paragraph 6.4, Landlord shall have the right (but not the obligation) to remove or otherwise clean up any Hazardous Materials from the Premises, the Building or the Project. In such case, the costs of any Hazardous Materials investigation, removal or other cleanup (including, without limitation, transportation, storage, disposal and attorneys' fees and costs) will be additional rent due under this Lease, whether or not a court has ordered the cleanup, and will become due and payable on demand by Landlord.

             6.5 Parking. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees an exclusive non-revocable license to use unassigned and unreserved parking spaces in the Common Areas for the use of motor vehicles during the Term subject to rights reserved to Landlord as specified in this Paragraph 6.5. Landlord reserves the right to promulgate rules and regulations relating to the use of the Common Areas including parking by tenant and employees of tenant; to make changes in the parking layout from time to time; and to do and perform any other acts in and to these areas and improvements as Landlord determines to be advisable. Tenant agrees not to overburden the parking facilities and to abide by and conform with the rules and regulations and to cause its employees and agents to abide by and conform to the rules and regulations. Upon request, Tenant shall provide Landlord with license plate numbers of all vehicles driven by its employees and to cause Tenant's employees to park only in spaces specifically designated for tenant parking. Landlord shall have the unqualified right to rearrange or reduce the number of parking spaces; provided, however, the total number of parking spaces available to Tenant will be approximately 360 spaces, but no less than 350.

    7.       Services.

             (a) Tenant shall pay for all water, sewer, gas, electricity, heat, cooling, telephone, refuse collection, and other utility-type services furnished to Tenant or the Premises, together with all related installation or connection charges or deposits. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with the provision of such services based on Landlord's reasonable estimate of the level of Tenant's use or consumption of such services. Landlord shall bill Tenant on a monthly or other periodic basis for such services and payment shall be made by Tenant within ten (10) days after submittal of Landlord's statement.

             (b) Landlord shall not be in default hereunder or be liable for any damages or personal injuries to any person directly or indirectly resulting from, nor shall there be any Rent abatement by reason of, any interruption or curtailment whatsoever in utility services.

    8.       Maintenance, Repairs and Alterations.

             (a) Tenant shall, at Tenant's expense, maintain every part of the Premises in good order, condition and repair, including without limitation, (i) all interior surfaces, ceilings, walls, door frames, window frames, floors, carpets, draperies, window coverings and fixtures, (ii) all windows, doors, locks and closing devices, entrances, plate glass, and signs, (iii) all plumbing and sewage pipes, fixtures and fittings, (iv) all phone lines, electrical wiring, equipment, switches, outlets, and light bulbs, (v) any fire detection, fire sprinkler or extinguisher equipment, (vi) all of Tenant's personal property, improvements and alterations, and (vii) all other fixtures and special items installed by or for the benefit of, or at the expense of Tenant. Tenant shall, at its expense, cause to be maintained in good operating condition and repair, all heating, ventilating, and air conditioning equipment installed in, or on the roof of the Premises. Tenant shall keep in force a preventive maintenance contract with a qualified maintenance company covering all heating, ventilating and air conditioning equipment and shall annually provide Landlord with a copy of this contract. Tenant shall not enter onto the roof area of the Buildings, except for the purpose of maintaining the heating, ventilating, and air conditioning equipment and provided that Tenant shall repair any damage to the roof area caused by its entry. Tenant shall be responsible for its own janitorial service. Landlord shall incur no expense (nor have any obligation) of any kind whatsoever in connection with the maintenance of the Premises.

             (b) Notwithstanding any other provision of this lease, Landlord shall keep, at Landlord's sole expense, in good condition and repair the foundation, roof structure, exterior walls and other structural parts of the Buildings, and all other portions of the Buildings not the obligation of Tenant or any other tenant in the Buildings. Tenant expressly waives the benefits of any statute, including Civil Code Sections 1941 and 1942, which would afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Buildings in good order, condition and repair. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as the result of Landlord performing any such maintenance and repair work.

             (c) In the event Tenant fails to perform Tenant's obligations under this Paragraph 8, Landlord may, but shall not be required to, give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant shall fail to commence such work within 5 days of Landlord's notice and thereafter diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amounts so expended by Landlord will be additional rent due under this Lease, and such amounts will become due and payable on demand by Landlord. Landlord shall have no liability to Tenant for any such damages, inconvenience, or interference with the use of the Premises by Tenant as a result of performing such work.

             (d)  Upon the expiration  or  earlier  termination  of this  Lease,
Tenant shall surrender the Premises in good condition and repair, only ordinary wear and tear excepted. Tenant, at its sole cost and expense, agrees to repair any damages to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, signs, machinery, equipment, cabinetwork, furniture, moveable partitions, or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord, to Landlord's reasonable satisfaction. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant resulting from such delay.

             (e) Tenant shall not make any alterations, improvements, or additions in, on, or about the Premises without Landlord's prior written consent, except that Tenant may make alterations, improvements, or additions without Landlord's prior written consent where (i) the reasonably estimated cost does not exceed $2,500, and (ii) such alterations, improvements, or additions do not affect or involve the structural integrity, roof membrane, exterior areas, Building systems, or water-tight nature of the Premises, the Buildings or the Project. In requesting Landlord's consent, Tenant shall, at Tenant's sole cost, submit to Landlord complete drawings and specifications describing such work and the identity of the proposed contractor at least ten (10) business days prior to the commencement of any work.

                      With respect to any alterations, improvements or additions made to the Premises by Tenant:

                      (1) Before commencing any work relating toalterations, additions, or improvements affecting the Premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens or any other liens.

                      (2) Tenant shall pay when due all claims for labor or materials furnished to Tenant for use in the Premises. Tenant shall not permit any mechanics' liens or any other liens to be levied against the Premises for any labor or materials in connection with work performed on the Premises by or at the direction of Tenant. Tenant shall indemnify, hold harmless and defend Landlord (by counsel reasonably satisfactory to Landlord) from any liens and encumbrances arising out of any work performed or materials furnished by, or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum.

                      (3) All alterations, improvements or additions in or about the Premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner, shall not unreasonably lessen the value of leasehold improvements in the Premises, and shall be completed in compliance with all applicable laws, ordinances, regulations and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the Premises and the Buildings.

                      (4) Upon Landlord's request, Tenant shall remove any contractor, subcontractor or material supplier from the Premises and the Buildings if the work or presence of such person or entity results in labor disputes in or about the Buildings or Project or damage to the Premises, Buildings or Project.

                      (5) Landlord, at Landlord's sole discretion, may refuse to grant Tenant permission for alterations, improvements or additions which require, because of application of Americans with Disabilities Act or other laws, substantial improvements or alterations to be made to the Common Areas.

                      (6) Landlord may, at any time up to sixty (60) days prior to the expiration of the Term, require that Tenant, at Tenant's expense, remove any such alterations, improvements or additions prior to or upon the expiration of this Lease, and restore the Premises to their condition prior to such alterations, improvements or additions.

                      (7) Unless Landlord requires their removal, as set forth above, all alterations, improvements, or additions made to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises upon the expiration of this Lease; provided, however, that Tenant's machinery, equipment, and trade fixtures, other than any which may be affixed to the Premises so that they cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 8(d) above.

    9.       Construction of Tenant Improvements.

             Landlord  shall  be  responsible   for   constructing   the  tenant
improvements ("Tenant Improvements") in the Premises, as provided in the Work Letter Agreement, attached hereto as Exhibit B.

    10.      Insurance and Indemnity.

             10.1     Insurance.

                      (a) Tenant shall obtain and maintain during the Term commercial general liability insurance with a combined single limit for personal injury and property damage in an amount of not less than $2,000,000 (in a form, with a deductible amount, and with carriers reasonably acceptable to Landlord) and employer's liability and workers' compensation insurance as required by law. The insurance carrier shall be authorized to do business in the State of California, with a policyholders and financial rating of at least A:IX Class status as rated in the most recent edition of Best's Key-Rating guide. Tenant's commercial general liability insurance policy shall be endorsed to provide that
(i) it may not be canceled or altered in such a manner as to adversely affect the coverage afforded thereby without thirty (30) days' prior written notice to Landlord, (ii) Landlord, and if requested by Landlord, its lender and property manager, is designated as an additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to Paragraph 10.2(b) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's lender or in the commercially reasonable opinion of Landlord's insurance adviser, the specified amounts of coverage are no longer adequate, such coverage shall, within 30 days written notice to Tenant, be appropriately increased. Prior to the commencement of the Term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements. At least thirty (30) days prior to the expiration of such policy or any renewal or modification thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by a duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

                      (b) Landlord waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collected insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy. Tenant waives all claims against Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns, for loss or damage to the extent such loss or damage is insured against under any valid and collected insurance policy maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of claims is contained in this Lease. Tenant agrees that in the event of a sale, assignment or transfer of the Premises by Landlord, this waiver of claims shall continue in favor of the original Landlord and any subsequent Landlord.

                      (c) Tenant shall at its own cost maintain on all its personal property, Tenant's improvements, and alterations, in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. Notwithstanding any other provisions of the Lease, Landlord shall have no liability for damage to or destruction of Tenant's personal property, regardless of whether the damage or destruction results from the acts or omissions of Landlord unless such damage or destruction is due to Landlord's active negligence or willful misconduct.

                      (d) During the Term, Landlord shall keep the Buildings, and improvements within which the Premises are located, insured against loss or damage by (i) fire, with extended coverage and vandalism, malicious mischief and special extended perils (all risk) endorsements or their equivalents, in amounts not less than ninety percent (90%) of the replacement cost of the Buildings and structures insured, and (ii) flood, in the maximum amount provided for by FEMA under its flood loss insurance program, with loss payable thereunder to Landlord and to any authorized encumbrancer of Landlord (with standard mortgagee loss payable clause) in accordance with their respective interests. Landlord may maintain rent insurance, for the benefit of Landlord, equal to at least one year's Base Rent hereunder. If the Lease is terminated as a result of damage by fire, casualty or earthquake as set forth in this Paragraph 10, all insurance proceeds shall be paid to and retained by Landlord, subject to the rights of any authorized encumbrancer of Landlord.

                      (e) Tenant acknowledges that Landlord does not, at the time of the signing of this Lease, insure the Buildings for earthquake damage. Landlord shall, if specifically required by lender, insure the Buildings fully or partially for earthquake damage. At such time, the premium for earthquake insurance will be included in the calculation of Operating Expenses.

             10.2     Indemnity.

                      (a) Tenant waives all claims against Landlord for damage to any property or injury to or death of any person in, on, or about the Premises, the Buildings, or any other portion of the Project arising at any time and from any cause, unless caused by the active negligence or willful misconduct of Landlord, its agents, employees, or contractors. Tenant shall indemnify, defend (by counsel reasonably satisfactory to Landlord) and hold harmless Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns, from and against all claims, costs, damages, actions, indebtedness and liabilities (except such as may arise from the active negligence or willful misconduct of Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns) arising by reason of any death, bodily injury, personal injury, property damage or any other injury or damage in connection with (i) any condition or occurrence in or about or resulting from any condition or occurrence in or about the Premises during the Term, or (ii) any act or omission of Tenant, or Tenant's agents, representatives, officers, directors, shareholders, partners, employees, successors and assigns, wherever it occurs. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made. The provisions of this Paragraph 10.2 shall survive the termination or expiration of this Lease with respect to any damage, injury, or death occurring prior to such expiration or termination.

                      (b) Neither party shall be liable to the other for any unauthorized or criminal entry of third parties into the Premises, Buildings, Project, Common Areas, or parking facilities, or for any damage to person or property, or loss of property in and about the Premises, Buildings, Project, Common Areas, parking facilities and the approaches, entrances, streets, sidewalks, stairs, elevators, restrooms, or corridors thereto, by or from any unauthorized or criminal acts of third parties, regardless of any breakdown, malfunction or insufficiency of any security measures, practices or equipment provided by Landlord or Tenant. Tenant shall immediately notify Landlord in writing of any breakdown or malfunction of any security measures, practices or equipment provided by Landlord as to which Tenant has knowledge.

                      (c) Any diminution or interference with light, air or view by any structure which may be erected on land adjacent to the Buildings or resulting from any other cause shall in no way alter this Lease or impose any liability on Landlord.

                      (d) Tenant agrees that in no event shall Landlord be liable for consequential damages, including injury to Tenant's business or any loss of income therefrom.

                      (e) In the event that Landlord or any successor owner of the Buildings sells or conveys the Buildings, then all liabilities and obligations of Landlord or the successor owner under this Lease accruing after the sale or conveyance shall terminate and become binding on the new owner, and Tenant shall release Landlord from all liability under this Lease (including, without limitation, the Security Deposit, as defined under Paragraph 16 below), except for acts or omissions of Landlord occurring prior to such sale or conveyance.

                      (f) Tenant expressly agrees that (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, or other principals, agents or representatives of such business entity ("Member of Landlord"), and (ii) Tenant shall have recourse only to Landlord's interest in the Buildings of which the Premises are a part for the satisfaction of such obligations and not against other assets of Landlord, or the assets of such Member of Landlord. In this regard, Tenant agrees that in the event of any actual or alleged failure, breach or default by Landlord of its obligations under this Lease, that (i) no Member of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord), (ii) no judgment will be taken against any Member of Landlord, and any judgment taken against any Member of Landlord may be vacated and set aside at any time without hearing, (iii) no writ of execution will ever be levied against the assets of any Member of Landlord, and (iv) these agreements by Tenant are enforceable both by Landlord and by any Member of Landlord.

    11.      Damage or Destruction.

             (a) Subject to the provisions of Paragraphs 11(b) and 11(c) and 22 below, if, during the Term, the Premises are totally or partially destroyed from any insured casualty, Landlord shall, within ninety (90) days after the destruction, commence to restore the Premises to substantially the same condition as they were in immediately before the destruction and prosecute the same diligently to completion. Such destruction shall not terminate this Lease. Landlord's obligation shall not include repair or replacement of Tenant's alterations or Tenant's equipment, furnishings, fixtures and personal property. If the existing laws do not permit the Premises to be restored to substantially the same condition as they were in immediately before destruction, and Landlord is unable to get a variance to such laws to permit the commencement of restoration of the Premises within the 90-day period, then either party may terminate this Lease by giving written notice to the other party within thirty
(30) days after expiration of the 90-day period.

             (b) Despite the provisions of Paragraph 11(a) above, Landlord may elect within ninety (90) days after such destruction to demolish the Buildings rather than rebuild it, in which case this Lease shall terminate as of the date of the destruction. Landlord shall give Tenant written notice of its election within forty-five (45) days after the destruction.

             (c) If any  destruction  occurs to the Premises during the last six
(6) months of the initial Term or during the last six (6) months of any extension period, regardless of the nature and extent of the destruction, either party can elect to terminate this Lease within thirty (30) days after the destruction occurs. If this Lease does not terminate pursuant to this Paragraph 11(c), the provisions of Paragraph 11(a) above shall apply.

             (d) If the Premises are damaged from any uninsured casualty to any extent whatsoever, Landlord may within ninety (90) days following the date of such damage elect to either: (i) restore the Premises to substantially the same condition as they were in immediately before the damage and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect; or (ii)elect not to so restore the Premises, in which event this Lease shall cease and terminate as of the date of Landlord's election. In either such event, Landlord shall give Tenant written notice of its intention within forty-five(45) days after destruction.

             (e) In the event of destruction or damage to the Premises which materially interferes with Tenant's use of the Premises, if this Lease is not terminated as above provided, there shall be an abatement or reduction of Base Rent between the date of destruction and the date Landlord substantially completes its reconstruction obligations, based upon the extent to which the destruction materially interferes with Tenant's use of the Premises. All other obligations of Tenant under this Lease shall remain in full force and effect. Except for abatement of Base Rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Premises or any work of repair undertaken as herein provided.

             (f) The provisions of California Civil Code Sections 1932(2) and 1933(4), and any successor statutes, are inapplicable with respect to any destruction of the Premises, such sections providing that a lease terminates upon the destruction of the Premises unless otherwise agreed between the parties to the contrary.

             (g) The cost of repairing any destruction under this paragraph 11 shall be treated as an Operating Expense for purposes of paragraph 11 only to the extent of the deductible amount on Landlord's casualty insurance policy or, if the destruction is uninsured, to a like amount which amount is currently $1,000 and shall not exceed $5,000.

    12.      Eminent Domain.

             (a) If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking. In the case of a partial taking of greater than fifty percent (50%) of the rentable area of the Premises, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within thirty (30) days after the date of the taking. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly Base Rent thereafter to be paid shall be equitably reduced on a square footage basis. If the continued occupancy of Tenant is materially interfered with for any time during the partial taking, notwithstanding the partial taking does not terminate this Lease as to the part not so taken, the Base Rent shall proportionately abate so long as Tenant is not able to continuously occupy the part remaining and not so taken.

             (b) All compensation awarded or paid upon a total or partial taking of the fee title shall belong to Landlord whether such compensation be awarded or paid as compensation for diminution in value of the leasehold or of the fee except: Tenant shall retain and have a claim for the following, to the extent specifically designated by the condemning authority: (i) the unamortized value over the Term of Tenant's leasehold improvements (to the extent Landlord has not contributed to the cost thereof); (ii) that portion (if any) of the award made to Landlord as a result of removing fixtures, removable by Tenant herein, under the terms of this Lease but which are required to be taken by the condemnor or are so acquired by the condemnor; and (iii) all relocation assistance, moving and relocation expenses to the extent (if any) provided by the condemning authority directly to Tenant.

    13.      Assignment and Subletting.

             (a) Tenant shall not assign, sublet or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof or permit the use of the Premises by any party other than Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without Landlord's consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

             (b) As used in this Paragraph 13, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any portion of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise, including any of the following:

                      (1) if Tenant is a corporation or a limited liability company: (A) any dissolution, merger, consolidation, or other reorganization of Tenant; or (B) a sale or other transfer of more than fifty percent (50%) of the value of the assets of Tenant; or (C) if Tenant is a corporation with fewer than 500 shareholders, a sale or other transfer of a controlling percentage of the capital stock of Tenant; or (D) if Tenant is a limited liability company, a sale or other transfer of a controlling percentage of the interest in Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks or interests possessing at least fifty percent (50%) of the total combined voting power of the limited liability company or, in the case of a corporation, of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors of the corporation;

                      (2) if Tenant is a trust, the transfer of more than fifty percent (50%) of the beneficial interest of Tenant, or the dissolution of the trust;

                      (3) if Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest, of any general partner or joint venturer or the dissolution of the partnership or joint venture; and

                      (4) if Tenant is composed of tenants-in-common, the transfer of interest of any cotenants or the partition or dissolution of the cotenancy.

                      (5) Notwithstanding any of the foregoing, the following items shall be excluded from the definition of "assign" or "assignment": (A) any public offering of Tenant's stock; (B) a transfer of stock to a trust for the beneficiary of a stockholder's family and; (C) the transfer of shares upon the death of a stockholder.

             (c) No sublessee shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior written consent in the same manner as if Tenant were entering into a new sublease.

             (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation, or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provisions hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

             (e) In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting, then Tenant shall reimburse Landlord for an administrative fee of $200 and reasonable costs and attorneys' fees incurred in connection therewith in a total amount not to exceed $1,000.00.

    14.      Default by Tenant.

             (a) The following events shall constitute Events of Default under this Lease:

                      (1) a failure by Tenant to pay any Rent or to deliver an estoppel certificate (as provided in Paragraph 17 below) where such failure continues for five (5) days after written notice by Landlord to Tenant;

                      (2) the bankruptcy or insolvency of Tenant, any transfer by Tenant to defraud creditors, any assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within sixty
(60) days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution;

                      (3)  the abandonment or vacation of the Premises;

                      (4) the discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligation hereunder, and any of them, was materially false; and

                      (5) a failure by Tenant to perform any of the terms, covenants, agreements or conditions of this Lease to be observed or performed by Tenant (excluding any event of default under Paragraph 14(a)(1) above), where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within the 30-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

             (b) In the event of any Event of Default, Landlord may at any time thereafter, without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

                      (1)  Pursue  the remedy described in California Civil Code
Section 1951.4 whereby Landlord may continue this Lease in full force and effect after Tenant's Default and recover the Rent and any other monetary charges as they become due, without terminating Tenant's right to sublet or assign this Lease, subject only to reasonable limitations as herein provided. During the period Tenant is in default, Landlord shall have the right to do all acts necessary to preserve and maintain the Premises as Landlord deems reasonable and necessary, including removal of all persons and property from the Premises, and Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting may be for a period shorter or longer than the remaining Term in Landlord's discretion.

                      (2) Pay or perform such obligation due (but Landlord shall not be obligated to do so), if Tenant fails to pay or perform any obligations when due under this Lease within the time permitted for their payment or performance. In such case, the costs incurred by Landlord in connection with the performance of any such obligation will be additional rent due under this Lease and will become due and payable on demand by Landlord.

                      (3) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, without limitation, the following: (A) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (B) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that is proved could have been reasonably avoided; plus (C) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that is proved could be reasonably avoided; plus (D) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (E) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. Upon any such termination of Tenant's possessory interest in and to the Premises, Tenant (and at Landlord's sole election, Tenant's sublessees) shall no longer have any interest in the Premises, and Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises which Landlord in its sole discretion deems reasonable and necessary. The "worth at the time of award" of the amounts referred to in subparagraphs (A) and (B) above is computed by allowing interest at the maximum rate of twelve percent (12%). The worth at the time of award of the amount referred to in subparagraph (C) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                      (4) Pursue any other legal or equitable remedy available to Landlord. Unpaid installments of Rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the rate of ten percent (10%) per annum.

             (c) In the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder, Tenant hereby waives any right of redemption or relief from forfeiture as provided by law.

             (d) Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

             (e) In the event Tenant is in default under any provision of this Lease then, at Landlord's sole election: (i) Tenant shall not have the right to exercise any available right, option or election under this Lease ("Tenant's Exercise Rights") (ii) Tenant shall not have the right to consummate any transaction or event triggered by the exercise of any of Tenant's Exercise Rights, and (iii) Landlord shall not be obligated to give Tenant any required notices or information relating to the exercise of any of Tenant's Exercise Rights hereunder.

    15.      Default by Landlord, Notice to Mortgagee.

             Landlord shall not be in default unless Landlord, or the holder of any mortgage, deed of trust or ground lease covering the Premises, fails to perform obligations required of Landlord within a reasonable time, but in no event more than thirty (30) days after written notice by Tenant to Landlord certified mail, postage prepaid, and to the holder of any first mortgage, deed of trust or ground lease covering the Premises whose name and address shall have been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord or the holder of any such mortgage, deed of trust or ground lease commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant be entitled to terminate this Lease or offset against Rent by reason of Landlord's default, and Tenant's remedies shall be limited to an action for monetary damages at law.

    16.      Security Deposit.

             On execution of this Lease, Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, then within ten (10) days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit.

    17.      Estoppel Certificate.

             (a) Tenant shall within ten (10) days of notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (ii) the amount of the Security Deposit, (iii) the date to which the Rent has been paid, (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed, and (v) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Buildings.

             (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's Base Rent has been paid in advance.

             (c) If Landlord desires to finance or refinance the Buildings, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be customarily required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

    18.      Subordination.

             This Lease, at Landlord's sole option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Buildings and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, refinancings and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed by Landlord or any person claiming by, through or under Landlord if Tenant is not in default and so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment. Any such document of attornment shall also provide that the successor shall not disturb Tenant in its use of the Premises in accordance with this Lease.

    19.      Attorneys' Fees.

             In the event legal action is initiated by either party, the prevailing party shall be entitled to recover all costs and expenses incurred in such action, including, without limitation, reasonable attorneys' fees and costs, including attorneys' fees incurred at trial and on appeal, if any.

    20.      Notices.

             All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be personally delivered, delivered by courier service, sent via facsimile (confirmation receipt required), or deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: To Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place and to such other parties as Landlord may from time to time designate in a notice to Tenant. All notices shall be effective upon delivery or refusal of delivery.

    21.      General Provisions.

             (a) This Lease shall be governed by and construed in accordance with the internal laws of the State of California, notwithstanding any choice of law statutes, regulations, provisions or requirements to the contrary.

             (b) The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

             (c) This Lease including attached Exhibits, Addenda, and Basic Lease Information contains all agreements and understandings of the parties and supersedes and cancels any and all prior or contemporaneous written or oral agreements, instruments, understandings, and communications of the parties with respect to the subject matter herein. This Lease, including the attached Exhibits, Addenda, and Basic Lease Information, may be modified only in a writing signed by each of the parties.

             (d) No waiver of any provision hereof by either party shall be deemed by the other party to be a waiver of any other provision, or of any subsequent breach of the same provision. Landlord's or Tenant's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's or Tenant's consent to, or approval of, any subsequent act by the other party.

             (e) If Tenant remains in possession, with the express written consent of Landlord, of all or any part of the Premises after the expiration of the Term, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, Rent shall be payable in the amount of 125% the last month's Base Rent and all other charges under the Lease and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

             (f) Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors, and assigns.

             (g) Upon reasonable prior notice to Tenant (which notice shall not be required in the event of an emergency), Landlord and Landlord's representatives and agents shall have the right to enter the Premises during regular business hours for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, (and during the last six months of the Term, prospective tenants) and making such alterations, repairs, improvements, or additions to the Premises, the Buildings or the Common Areas as Landlord may deem necessary or desirable. Landlord may at any time during the last one hundred twenty (120) days of the Term place on or about the Premises any ordinary "For Lease" sign. Landlord may at any time place on or about the Premises any ordinary "For Sale" sign.

             (h) The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

             (i) If Tenant is a corporation, limited liability company or partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, company or partnership in accordance with, where applicable, a duly adopted resolution of the board of directors of the corporation, the vote of the members of the limited liability company or the vote of the partners within the partnership, and that this Lease is binding upon the corporation, company or partnership in accordance with its terms.

             (j) Time is expressly declared to be of the essence of this Lease and of each and every covenant, term, condition, and provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant.

             (k) If there is more than one party comprising Tenant, the obligations imposed on Tenant shall be joint and several.

             (l) The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant.

             (m) As used in this Lease and whenever required by the context thereof, each number, both singular and plural, shall include all numbers and in each gender shall include all genders. Landlord and Tenant, as used in this Lease or in any other instrument referred to in or made a part of this Lease, shall likewise include both the singular and the plural, a corporation, limited liability company, partnership, individual or person acting in any fiduciary capacity as executor, administrator, trustee or in any other representative capacity.

             (n) The Exhibits and Addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

             (o) The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default.

    22.      Force Majeure.

             Any delay in construction, repairs, or rebuilding any Building, improvement or other structure herein shall be excused and the time limit extended to the extent that the delay is occasioned by reason of acts of God, labor troubles, laws or regulations of general applicability, acts of Tenant or Tenant Delays (as the term is defined in the Work Letter Agreement attached hereto as Exhibit B), or other occurrences beyond the reasonable control of Landlord. Accordingly, Landlord's obligation to perform shall be excused for the period of the delay and the period for performance shall be extended for a period equal to the period of such delay.

    23.      Broker's Fee.

             Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner, except the brokerage firm(s) specified in the Basic Lease Information. Each party shall hold harmless the other party from all damages resulting from any claim that may be asserted against the other party by any broker, finder, or other person with whom the other party has or purportedly has dealt. Landlord shall pay any commissions or fees that are payable to the broker or finder specified in the Basic Lease Information, with respect to this Lease in accordance with the provisions of a separate commission contract.

    24.      Financial Statement.

             It is acknowledged by all parties hereto that the attached financial declaration of Tenant is incorporated as a part of this Lease as Exhibit E, that the information contained therein is true and correct in all material respects, and that the accuracy of the information is a significant fact upon which Landlord has relied in the granting of this Lease.

             IN WITNESS WHEREOF, the parties have executed this Lease on the date first mentioned above.


TENANT:                                         LANDLORD:

REGAN HOLDING CORP.                    G & W/LAKEVILLE CORPORATE CENTER, LLC
A CALIFORNIA CORPORATION                  A CALIFORNIA LIMITED LIABILITY COMPANY


By:_______________________________         By:  G & W Management Co.
                                           Its: Manager

Print name:_______________________         By:______________________________
                                                William C. White
Its:______________________________              Its:  President



By:_______________________________         By: ______________________________
                                                Matthew T. White
                                                Its:  Chief Operating Officer
Print name:_______________________


Its:______________________________

                                 ADDENDUM NO. 1



1.  BASE RENT:


               LEASE YEAR              MONTHLY BLENDED NNN BASE RENT PER SQ. FT.

               1 (Month 1)                              Free
    ---------------------------------- ---------------------------------------
            1 (Months 2 - 12)                          $1.00
    ---------------------------------- ---------------------------------------
                    2                                  $1.05
    ---------------------------------- ---------------------------------------
            3 - 10 & 1 month                        (See below)

    At the start of the third, fifth, seventh, and ninth lease years of the term, the Base Rent from the preceding Lease Year shall be increased by six percent (6%).

2.  OPTION TO EXTEND:

    (a)  Tenant  shall  have the option to extend the term of this Lease for two
    (2) five (5) year terms ("Extended Term(s)") commencing upon the expiration of the Initial Term (and the Extended Term), provided that in each such case Tenant gives Landlord at least nine (9) months prior written notice of the exercise of its option to extend the term of the Lease. However, (i) if Tenant is in default on the date of giving the Option Notice, then the notice shall be deemed ineffective and invalid, or (ii) if Tenant is in default on the commencement date of the Extended Term(s), then the Extended Term(s) and this Lease shall expire at the end of the Current Lease Term. Tenant shall have no other right to extend the term of the Lease beyond the Extended Terms.

         (b) The Base Rent for the first year of the Extended Term(s) shall be the average then-prevailing fair market rent for comparable space in Sonoma County at the time of renewal, but in no event shall the Base Rent be less than the rent being paid at the end of the Initial Term. Thereafter, the Base Rent for the Extended Term(s) shall be increased annually by three percent (3%) from the preceding Lease Year.

         (c) Tenant shall have no other right to extend the term beyond the Extended Term.

3.       EARLY POSSESSION:

         Tenant  shall  enter into the Early  Occupancy  Agreement  attached  as
         Exhibit 1 to this Addendum No. 1 in order to have occupancy up to 60 days prior to the Estimated Commencement Date in which to install Tenant's fixtures, equipment, or telephone or computer wiring, and begin relocating files, workstations and relocate personnel if legally permissible.

4.       OPTION TO PURCHASE:

         Tenant shall have the option to purchase the Project in the 25th month of the Lease Term ("Purchase Option"), subject to the following terms and conditions:

         (a) The purchase price ("Purchase Price") of the Project shall be Ten Million Six Hundred Thousand Dollars ($10,600,000). The property being purchased includes the Buildings and all of the Common Area located in the Project.

         (b) Tenant may exercise its Purchase Option by: (1) providing Landlord with written notice ("Tenant's Purchase Notice") no later than the last day of the 20th month of the Lease Term, and (2) closing the purchase of the Project no later than the last day of the 25th month of the Lease Term. If Tenant does not comply with all of the conditions set forth in this Paragraph 4, then (1) Landlord shall be relieved of Landlord's obligation to sell the Project to Tenant, except as provided in Paragraph 5 below, and (2) the provisions of this Paragraph 4 shall no longer apply to Landlord.

         (c) The Purchase Price (as provided under Paragraph 4(a) above) does not include the dollar amount of assessment bonds relating to the Project, which includes the Buildings. Any assessment bonds relating to the Project shall be assumed by Buyer. Escrow costs shall be shared according to the prevailing customs in Sonoma County.

         (d) Tenant's Purchase Option shall be personal to Tenant and shall terminate with an assignment of the Lease, as defined in Paragraph 13 of the Lease, or subletting of more than 20% the Premises.


5.       RIGHT OF FIRST OFFER:

         Tenant shall have a right of first offer to purchase the Project, subject to the following terms and conditions:

         (a) If at any time after the twenty-fifth (25th) month of the Lease during the initial term of this Lease, Landlord desires to sell or otherwise transfer the Project, Landlord shall first notify Tenant in writing of the proposed terms and conditions for selling the Project (the "Sale Notice"). The Sale Notice shall, at a minimum, include the following information:

                  (i)      the purchase price;

                  (ii)     the method of payment of the purchase price;

                  (iii)    the amount and terms of any Landlord financing; and

                  (iv) the time and location of the close of escrow and sharing of escrow costs (which costs shall be shared according to the prevailing customs in Sonoma County).

         (b) In order to exercise this Right of First Offer, Tenant must provide Landlord with written notice of Tenant's interest in purchasing the Project within fourteen (14) days after Landlord's delivery to Tenant of the Sale Notice.

         (c) If (i) Tenant does not provide Landlord with written notice of Tenant's interest in purchasing the Project within the period stated in Paragraph 5(b) above, or (ii) the Sale Notice is not unconditionally accepted by Tenant, then this Right of First Offer shall automatically terminate and Tenant shall no longer have any options or rights with respect to purchasing the Project (except as provided in Paragraphs 5(f) and 6 below).

         (d) This Right of First Offer shall be personal to Tenant and shall not be assigned or transferred to any third party; provided, however, this Right of First Offer may be assigned or transferred by Tenant to an affiliate, parent, subsidiary or related entity of Tenant. Tenant shall be barred from exercising this Right of First Offer if Tenant is currently in material default of any obligation owed by Tenant to Landlord.

         (e)      If  Tenant accepts  the First  Offer, Tenant shall have thirty
                  (30) days following acceptance of the First Offer to deposit Two Hundred Fifty Thousand Dollars ($250,000) as a non-refundable deposit toward the purchase of the Project and sixty (60 ) days following acceptance of the First Offer ("Closing Period") to consummate the purchase of the Project pursuant to the terms and conditions of the First Offer. If Tenant fails to consummate the purchase of the Project within the Closing Period, the Right of First Offer shall be terminated. After the termination, Landlord shall be free to enter into an agreement for the sale of the Project with a third party on whatever terms Landlord may choose to offer without further obligation to Tenant (except as provided in Paragraph 6 below).

         (f) If Landlord does not enter into an agreement for the sale of the Project with a third party within twelve (12) months following the delivery of the Sale Notice to Tenant, then this Right of First Offer shall revive, subject to the terms and conditions set forth above.

6.       RIGHT OF FIRST REFUSAL:

         Tenant shall have a right of first refusal to purchase the Project, subject to the following terms and conditions:

         (a) If at any time after the twenty-fifth (25th) month of the Lease during the initial term of this Lease, the Right of First Offer has terminated as set forth in Paragraph 5 above and Landlord proposes to sell the Project to a third party at a purchase price which is less than ninety percent (90%) of the purchase price presented to Tenant in the Sale Notice, Landlord shall re-offer the Project to Tenant with the proposed terms and conditions for selling the Project (the "Revised Sale Notice"). The Revised Sale Notice shall include the following information:

                  (i)      the purchase price;

                  (ii)     the method of payment of the purchase price;

                  (iii)    the amount and terms of any Landlord financing; and

                  (iv) the time and location of the close of escrow and sharing of escrow costs.

         (b) In order to exercise this Right of First Refusal, Tenant must provide Landlord with written notice of Tenant's interest in purchasing the Project within seven (7) days after Landlord's delivery to Tenant of the Revised Sale Notice.

         (c) If (i) Tenant does not provide Landlord with written notice of Tenant's interest in purchasing the Project within the period stated in Paragraph 6(b) above, or (ii) the Revised Sale Notice is not unconditionally accepted by Tenant, then this Right of First Refusal shall automatically terminate and Tenant shall no longer have any options or rights with respect to purchasing the Project (except as provided in Paragraph 5(f) above).

         (d) This Right of First Refusal shall be personal to Tenant and shall not be assigned or transferred to any third party; provided, however, this Right of First Refusal may be assigned or transferred by Tenant to an affiliate, parent, subsidiary or related entity of Tenant. Tenant shall be barred from exercising this Right of First Refusal if Tenant is currently in material default of any obligation owed by Tenant to Landlord.

         (e) If Tenant accepts the First Refusal, Tenant shall consummate the purchase of the Project pursuant to the terms and conditions of the First Refusal. If Tenant fails to consummate the purchase of the Project within the time provided for closing of the transaction, the Right of First Refusal shall be terminated. After the termination, Landlord shall be free to enter into an agreement for the sale of the Project with a third party on whatever terms Landlord may choose to offer without further obligation to Tenant.

                           EXHIBIT 1 TO ADDENDUM NO. 1
                            EARLY OCCUPANCY AGREEMENT


     THIS OCCUPANCY AGREEMENT ("Agreement"), dated ____________________, 199___, is made and entered into by and between G & W/Lakeville Corporate Center, LLC, a California limited liability company ("Landlord"), and Regan Holding Corp., a California corporation ("Tenant").

                                   Definitions

     A. "Project":Lakeville Industrial Center, Petaluma, California.

     B. "Building":2084 Lakeville Drive and 2090 Marina Avenue, Petaluma, California.

     C.   "Premises":_________________________________,   as  more  particularly
described on the floor plan attached to the Lease as Exhibit A and incorporated herein by reference.

                                    Agreement

     1. Occupancy of Premises. Landlord hereby agrees to allow Tenant to occupy the Premises, and Tenant hereby agrees to occupy the Premises, subject to the terms and conditions contained herein. The term of this Agreement ("Term") shall commence no sooner than 60 days prior to Estimated Commencement Date, and expire upon the earlier to occur, upon Landlord's substantial completion of the lease space subject to a binding lease between Landlord and Tenant in the event Landlord is permitting Tenant to occupy the Premises in consideration of the parties' execution of the binding lease.

     2. Rent. Tenant shall not be required to pay any monthly base rent during the Term. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with the provision of such services. Tenant shall not be required to pay Tenant's Operating Expense Share of operating expenses or Tenant's Property Tax Share of property taxes which are paid or incurred by Landlord during the Term.

     3. Use. The Premises shall be used and occupied by Tenant solely for the following use: to install its fixtures, equipment, or telephone or computer wiring, and begin relocating files, workstations and relocate personnel if legally permissible. Tenant shall, at Tenant's sole expense, comply promptly with all applicable federal, state and local laws, regulations, ordinances, rules, orders and requirements in effect during the Term relating to the condition, use or occupancy of the Premises, including, without limitation, the Americans with Disabilities Act. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or that unreasonably disturbs other tenants of the Building or Project, nor shall Tenant place or maintain any signs, antennas, awnings, lighting or plumbing fixtures, loudspeakers, exterior decoration or similar devises on or visible from the exterior of the Premises, without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion.

     4. Condition of Premises. Landlord is entering into this Agreement solely as an accommodation to Tenant. Accordingly, Tenant shall occupy the Premises pursuant to this Agreement in its current "AS-IS" condition.

     In the event the Premises are subject to a binding lease between Landlord and Tenant, which lease has yet to commence, Tenant acknowledges and understands that its early occupancy of the Premises may cause delays in the construction of tenant improvements and that any such delays will not be a cause for a delay in the commencement date of the lease and/or the forgiveness of any rental or other obligations of Tenant that are due under the lease; furthermore, Tenant agrees that it shall not materially interfere with the progress of Landlord's work within the Premises.

     5. Common Area. Tenant acknowledges receipt of a copy of the current common area rules and regulations, attached to the Lease as Exhibit C and incorporated herein by reference. Tenant agrees to abide by and conform with such rules and regulations; to cause its employees, agents, contractors and concessionaires to abide by the same; and to use its best efforts to cause its customers and invitees to abide by the same.

     6. Alterations and Improvements. Tenant shall not alter or improve any portion of the Premises (unless the same constitutes "Tenant Work" that is expressly permitted and defined in a tenant improvement work letter that has been incorporated into a binding lease between the parties), without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion.

     7. Environmental. Tenant shall not use, manufacture, store, release, dispose or transport any hazardous or toxic materials or substances in, on, under or about the Premises, Building or Project.

     8.   Insurance.   Tenant  shall   obtain  and  maintain   during  the  Term
comprehensive general liability insurance with a combined single limit for personal injury and property damage in an amount of not less than $2,000,000 (in a form, with a deductible amount, and with carriers reasonably acceptable to Landlord) and employer's liability and workers' compensation insurance as required by law. The insurance carrier shall be authorized to do business in the State of California, with a policyholders and financial rating of at least A:IX Class status as rated in the most recent edition of Best's Key-Rating guide. Tenant's comprehensive general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as to adversely affect the coverage afforded thereby without thirty (30) days' prior written notice to Landlord, (ii) Landlord is designated as an additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. Prior to the commencement of the Term and at least thirty (30) days prior to the expiration of such policy or any renewal or modification thereof, Tenant shall deliver to Landlord a duplicate or certificate of such policy and/or a replacement or renewal binder for retention by Landlord, with endorsements. If Tenant fails to obtain such insurance or to furnish Landlord with any such duplicate or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

     Landlord waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectable insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy. Tenant waives all claims against Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns, for loss or damage to the extent such loss or damage is insured against under any valid and collectable insurance policy insuring Tenant or required to be maintained by Tenant under this Agreement, or would have been insured against but for any deductible amount under any such policy. The insuring party shall, upon obtaining the policies of insurance required under this Agreement, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Agreement. Tenant agrees that in the event of a sale, assignment or transfer of the Premises by Landlord, this waiver of subrogation shall continue in favor of the original Landlord and any subsequent landlord.

     If this Agreement is terminated as a result of damage by fire, casualty or earthquake, all insurance proceeds generated from policies maintained by Landlord shall be paid to and retained by Landlord, subject to the rights of any authorized encumbrancer of Landlord. Tenant shall at its own cost maintain on all its fixtures, furnishings, equipment, inventory, personal property, and permitted Tenant improvements and alterations (collectively, "Tenant's Property"), in, on, under or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement and restoration of Tenant's Property. Notwithstanding any other provisions in this Agreement, Landlord shall have no liability for damage to or destruction of Tenant's Property, unless the damage or destruction results from the active negligence or willful misconduct of Landlord.

     9. Indemnity. Tenant waives all claims against Landlord for damage to any property or injury to or death of any person in, on, or about the Premises, Building or Project arising at any time and from any cause, unless caused by the active negligence or willful misconduct of Landlord, its agents, employees, or contractors. Tenant shall indemnify, defend (by counsel reasonably satisfactory to Landlord) and hold harmless Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, property managers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns, from and against all claims, costs, damages, actions, indebtedness and liabilities (except such as may arise from the active negligence or willful misconduct of Landlord, and Landlord's officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, principals, agents, representatives, successors and assigns) arising by reason of any death, bodily injury, personal injury, property damage or any other injury or damage in connection with (i) Tenant's use or occupancy of the Premises, or (ii) any act or omission of Tenant, or Tenant's agents, successors and assigns, wherever it occurs. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made.

     Tenant agrees that in no event shall Landlord be liable for consequential damages, including injury to Tenant's business or any loss of income therefrom. Furthermore, neither party shall be liable to the other for any unauthorized or criminal entry of third parties into or damage to person or property in or about the Premises, Building, Project, Common Areas, or parking facilities. Tenant shall immediately notify Landlord in writing of any breakdown or malfunction of any security measures, practices or equipment provided by Landlord as to which Tenant has knowledge.

     Tenant expressly agrees that so long as Landlord is a corporation, limited liability company, trust, partnership, joint venture, unincorporated association or other form of business entity, (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, partners, employees, affiliates, joint venturers, members, trustees, owners, shareholders, or other principals, agents or representatives of such business entity (collectively, "Member of Landlord"), and (ii) Tenant shall have recourse only to the interest of such business entity in the Building of which the Premises are a part for the satisfaction of such obligations and not against the assets of such Member of Landlord other than to the extent of their respective interests in the Building. In this regard, Tenant agrees that (i) no Member of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord), (ii) no judgment will be taken against any Member of Landlord, and any judgment taken against any Member of Landlord may be vacated and set aside at any time without hearing, (iii) no writ of execution will ever be levied against the assets of any Member of Landlord, and (iv) these agreements by Tenant are enforceable both by Landlord and by any Member of Landlord.

     10. Assignment and Subletting. Tenant shall not assign, transfer, hypothecate or sublet this Agreement or the Premises, in whole or in part (either by assignment or transfer of stock, ownership or voting interests, assets or otherwise), or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without Landlord's consent shall be void and shall, at the sole election of Landlord, immediately terminate this Agreement.

     11. Default by Tenant. In the event of any material default by Tenant hereunder, Landlord may immediately terminate this Agreement upon giving Tenant notice thereof, or exercise any available rights or remedies, at law or in equity, which Landlord may have by reason of such default.

     12. Surrender. Upon the expiration or early termination of this Agreement, Tenant shall promptly surrender possession of the Premises to Landlord in good and clean condition and repair, ordinary wear and tear excepted.

     13. Survival of Tenant Obligations. The obligations of Tenant hereunder shall survive the termination or expiration of this Agreement with respect to any damage, liability, loss, or expense arising out of or in connection with this Agreement or Tenant's use or occupancy of the Premises.

     14. Attorneys' Fees. In the event legal action is initiated by either party, the prevailing party shall be entitled to recover all costs and expenses incurred in such action, including, without limitation, reasonable attorneys' fees and costs, including attorneys' fees incurred at trial and on appeal, if any.

     15. Integration. This Agreement, including attached exhibits, contains all agreements and understandings of the parties and supersedes and cancels any and all contemporaneous oral or prior written or oral agreements, instruments, understandings and communications of the parties with respect to the subject matter herein, except where a binding lease with respect to the Premises has been entered into, in which case this Agreement and the binding lease shall be construed together in order to achieve the intent of the parties. This Agreement, including attached exhibits, may be modified only in a writing signed by each of the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first mentioned above.



TENANT:                                   LANDLORD:

REGAN HOLDING CORP.                       G & W/LAKEVILLE CORPORATE CENTER, LLC
A CALIFORNIA CORPORATION                  A CALIFORNIA LIMITED LIABILITY COMPANY


By:___________________________            By:     G & W Management Co.

                                          Its:    Manager

Print name:___________________            By:_______________________________
                                                    William C. White

Its:__________________________                 Its:  President



By:___________________________            By:_______________________________
                                               Its:  Chief Operating Officer

Print name:___________________


Its:__________________________

                                   EXHIBIT A-2

                                Legal Description

PARCEL NOS. 005-050-031 & 020

TRACT A:

PARCEL ONE:

PARCELS 1 and 2 as shown and designated upon City of Petaluma Map No. 171, filed December 30, 1980 in Book 316 of Maps, Page 22, Sonoma County Records.

EXCEPTING THEREFROM that portion contained in Deed to the City of Petaluma, a Municipal Corporation, recorded February 1, 1990 under Instrument No. 90-11544, and re-recorded March 27, 1990 as Document No. 90-30134, and re-recorded April 18, 1990 as Document No. 90-38789, Sonoma County Records.

ALSO EXCEPTING THEREFROM that portion contained in Deed to John M. Headley, et al, recorded February 1, 1990 as Instrument No. 90-11545, and re-recorded March 27, 1990 as Document No. 90-30135.

ALSO EXCEPTING THEREFROM that portion contained in Deed to the City of Petaluma recorded June 7, 1996 as Document No. 96-50841, Sonoma County Records.



PARCEL TWO:

AN EASEMENT for public utilities, 10 feet wide, lying Easterly of and adjacent to, the Westerly line of the above-described Parcel, being more particularly described as follows:

BEGINNING at Point "X" as set forth in Parcel 1 of Corporation Grant Deed recorded February 1, 1990 in Document No. 90-11545. Thence along said line common to Teitler and U-haul Company South 54 degrees 08 minutes 19 seconds East, 10.00 feet; thence leaving said line and parallel with the above-described Right-Of-Way line South 35 degrees 51 minutes 41 second West, 143.47 feet to the point of curvature; thence on a tangent curve to the right, radius 133, feet, through a central angle of 27 degrees 28 minutes 28 seconds, in arc length of
63.78 feet to a point on the existing Easterly Right-Of-Way line of Marina Avenue; thence along said line North 35 degrees 51 minutes 41 seconds East,
26.65 feet; thence along on a non-tangent curve to the right whose center bears North 37 degrees 44 minutes 44 seconds West, radius 123 feet, through a central angle of 16 degrees 23 minutes 35 seconds, an arc length of 35.19 feet to a point of tangency; thence North 35 degrees 51 minutes 41 seconds East, 143.47 feet to the point of beginning.



PARCEL THREE:

FOR THE PLACE OF COMMENCEMENT BEGIN at the Northwesterly corner of the tract of land described in the Deed from the Brandon Heirs to A.W. Baker, dated May 14, 1912 and recorded in Book 73 of Official Records of Sonoma County, Page 388, said Northwesterly corner being on the Southerly line of the Lakeville Highway, thence Easterly along the Southerly line of said Highway, 318.36 feet to a point; thence Southwesterly and parallel with the Northwesterly line of said tract of land so conveyed to A.W. Baker, 239.12 feet to the actual place of commencement; thence Northwesterly at right angles, 100 feet to a point; thence Northwesterly at right angles, 60 feet to a point on the Southwesterly line of the land described in the Deed from A.W. Baker, et al, to Stanley McCutchan, dated October 13, 1927 and recorded June 26, 1928 in Book 205 of Official Records of Sonoma County, Page 149; thence Southeasterly at right angles and along the Southwesterly line of said land conveyed to McCutchan, 100 feet to a point; thence Southwesterly at right angles 60 feet to the place of commencement.

EXCEPTING THEREFROM that portion lying within the City of Petaluma, Sonoma County, California, being a portion of the Lands of John M. Headley and Delores
A. Headley, husband and wife, co-trustees under a declaration of trust dated April 2, 1981 and amended June 14, 1982, as conveyed by Deed recorded under Document No. 90-11543 of Official Records, Sonoma County Records, and being more particularly described as follows:

BEGINNING at the most Westerly corner of said lands, also being a point on the Easterly Right-Of-Way line of Marina Avenue; thence along said Right-Of-Way line North 35 degrees 51 minutes 41 seconds East, 8.56 feet to a point hereinafter referred to as Point "A"; thence leaving said Right-Of-Way line in a Southerly direction, on a curve concave Westerly, with a radius of 155 feet, through a central angle of 3 degrees 14 minutes 35 seconds, an arc length of 8.77 feet to a point on the Southwesterly line of said lands; thence along said line North 54 degrees 08 minutes 19 seconds West, 1.94 feet to the point of beginning.

PARCEL NO. 005-050-006

TRACT B:

PARCEL ONE:

BEING A  PORTION  of the land  deeded  to Henry  Reynaud  by A.W.  Baker in that certain Deed of November 10, 1926, Second Tract, recorded in Liber 154 of Official Records, Page 185, Sonoma County Records. Starting at a point on the Southerly side of Lakeville Highway, said point being where the boundary lines of the land of George McClintaock and the lands of Joseph and Mary Pereira intersect the Southerly side line of the Lakeville Highway; thence from said point Easterly and along the Southerly side of the Lakeville Highway, 185.71 feet to a point; thence Westerly and parallel with the Easterly boundary line of the lands of Pereira, 151.98 feet to the point of beginning; thence at right angles 100 feet to a point (this being in an Easterly direction); thence at an angle and in a Southerly direction and parallel with the boundary line of Pereira 40 feet to a point; thence at an angle and in a Westerly direction, 100 feet to a point; thence at an angle and in a Northerly direction and parallel with the boundary line (Easterly) of the lands of Pereira, 40 feet to the point of beginning. The land to be deeded being bounded on one side by Hobbie and the side, by Vail.

PARCEL NO. 005-050-007



BEING a portion of that tract of land deeded to A.W. Baker by the Brandon heirs on May 14, 1924 as recorded in Book 73 of Official Records, page 388, Sonoma County Records; beginning at a point on the Southerly side of the Lakeville Highway, said point being the Northwesterly corner of said tract of land, and is a point common with the lands of S.M. Bell, and running thence from said corner in an Easterly direction along the Southerly side line of the Lakeville Highway,
172.65 feet, more or less, to a point; thence running in a Southerly direction and parallel with the Westerly side line of said tract of land, 191.98 feet, more or less, to the point of commencement.

BEGINNING at said point of commencement and running in an Easterly direction and at right angles with the said Westerly line, 100 feet; thence at right angles in a Southerly direction and parallel with the Westerly side line of said tract, 40 feet, more or less; thence at right angles running Westerly to a point 100 feet; and thence at right angles and running in a Northerly direction and parallel with the Westerly side line of said tract, 40 feet to the point of commencement.

PARCEL NO. 005-050-008



PARCEL TWO:

COMMENCING at the common corner of the lands of S.M. Bell and A.W. Baker as described in Deed dated September 25, 1929 and recorded September 30, 1929 in Liber 237 of Official Records, at Page 429, Sonoma County Records; thence along the Southerly line of Lakeville Highway, North 84(Degree) 07' East 318.36 feet; thence South 35(Degree) 54' West 319.12 feet to the point of beginning; and thence from said point of beginning at right angles Northwesterly, 100 feet to the Easterly line of Petroleum Avenue; thence South 35(Degree) 54' West, 80 feet along the Easterly line of Petroleum Avenue to a point; thence at right angles Southeasterly 100 feet to a point; thence North 35(Degree) 54' East, 80 feet to the point of beginning.

                                    EXHIBIT B



                              WORK LETTER AGREEMENT

                            (Turn Key - Single Story)

     THIS WORK LETTER AGREEMENT supplements that certain Net Lease dated , 19 ("Lease"), executed by G & W/Lakeville Corporate Center, LLC, a limited liability company, as Landlord, and Regan Holding Corp., a California corporation as Tenant. All capitalized terms not otherwise defined herein shall have the same meaning as those capitalized terms contained in the Lease.

     1. Landlord shall be responsible for constructing within the Premises the tenant improvements ("Tenant Improvements") described in the preliminary space plan attached hereto as Exhibit B-1 ("Preliminary Space Plan"). The Tenant Improvements for the Premises will be more particularly described in the plans and construction drawings ("Construction Drawings") as approved below. Any additional work ("Tenant Extra Improvements") required under the approved Construction Drawings shall be at Tenant's expense.

     2. Landlord and Tenant shall diligently finalize the Preliminary Space Plan for construction of the Tenant Improvements and Tenant Extra Improvements so that, within thirty (30) days after execution of the Lease, Landlord can provide Tenant with the Construction Drawings. The Construction Drawings shall indicate the specific requirements of Tenant's lease space, outlining in detail interior partitions, floor coverings, a reflected ceiling plan, plumbing fixtures, and electrical plans (setting forth the electrical requirements of Tenant), all in conformity with the Preliminary Space Plan. The Construction Drawings shall include full energy calculations as required by the State of California and the city agencies.

     3. Within five (5) days after receipt of the Construction Drawings, Tenant shall approve the drawings and/or request changes or modifications thereto. Any such request for changes or modifications shall be subject to Landlord's approval and, thereafter, the Construction Drawings shall be resubmitted for Tenant's approval in accordance with the preceding sentence. Tenant acknowledges that the Construction Drawings are subject to the approval of the appropriate government authorities. It shall be Tenant's responsibility to ensure that the design and function of the Tenant Improvements and Tenant Extra Improvements are suitable for Tenant's business and needs. The improvements shall be constructed in accordance with current building standards, laws, regulations, ordinances and codes. Landlord shall not be required to install any Tenant Improvements or Tenant Extra Improvements which do not conform to the Construction Drawings.

     4. Landlord shall furnish and install the units and quantities of Tenant Improvements as set forth on Exhibit B-1 and shall include:

                  (a) The costs of the Preliminary Space Plan (including one revision thereto) and final Construction Drawings and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation, and

                  (b)  The  costs  of  obtaining   building  permits  and  other
necessary authorizations from the city, county and the State of California.

     5. In no event shall the Tenant  Improvements  payable by Landlord  include
(i) the costs of procuring or installing any trade fixtures, equipment, furniture, furnishings, telephone or computer equipment or wiring or other personal property ("Personal Property"), or (ii) any Change Orders (as the term is defined in Paragraph 6 below). Such items shall be paid by Tenant.

     6. Following Tenant's approval of the Construction Drawings, Tenant may request changes or modifications thereto ("Change Order"), however, the cost of any Change Order(s) shall be borne by Tenant. If Tenant shall request any Change Order, then Landlord shall promptly give Tenant a written estimate of (a) the cost of engineering and design services to prepare the Change Order, (b) the cost of work to be performed pursuant to the Change Order, and (c) the time delay expected because of such requested Change Order. Within three (3) days after Tenant's receipt of the written estimate, Tenant shall notify Landlord in writing whether it approves the written estimate. If Tenant approves the written estimate, then Tenant shall accompany its approval with a check made payable to Landlord in the amount of the estimated cost of the Change Order. Upon Landlord's completion of the Change Order and submission of the final cost thereof to Tenant, Tenant shall promptly pay to Landlord any additional amounts incurred in excess of the written estimate. If such written authorization and check are not received by Landlord, then Landlord shall not be obligated to commence work on the Premises and Tenant shall be chargeable for any delay in the completion of the Premises in accordance with Paragraph 7 below.

     7. If the Commencement Date of the Lease has not occurred on or before the Estimated Commencement Date, and if the cause of the delay in the occurrence of the Commencement Date is attributable to Tenant, then the Lease shall begin on the date the Commencement Date otherwise would have occurred but for the Tenant delays. Delays attributable to Tenant ("Tenant Delays") shall include, without limitation, those caused by (a) delays by Tenant in approving the Construction Drawings and costs, (b) Tenant's request for special materials not available when needed for construction in accordance with the construction schedule, (c) Change Orders, and (d) interference with Landlord's work caused by Tenant or Tenant's agents. All costs and expenses occasioned by a Tenant Delay, including, without limitation, increases in labor or materials, shall be borne by Tenant.

     8. Tenant may, with Landlord's written consent, enter the Premises prior to the Commencement Date solely for the purpose of installing its Personal Property as long as such entry will not interfere with the orderly construction and completion of the Premises ("Tenant's Work"). Tenant shall notify Landlord of its desired time(s) of entry and shall submit for Landlord's written approval the scope of the Tenant's Work to be performed and the name(s) of the contractor(s) who will perform such work. Tenant agrees to indemnify, defend and hold harmless Landlord, any mortgagee or beneficiary of a deed of trust encumbering, secured by or affecting the Premises or the Buildings, from and against any and all claims, actions, losses, liabilities, damages, costs or expenses (including, without limitation, reasonable attorneys' fees and claims for worker's compensation) of any nature whatsoever, arising out of or in connection with the Tenant's Work (including, without limitation, claims for breach of warranty, personal injury or property damage).

     9. During the course of construction, at Tenant's expense, Tenant shall obtain or maintain public liability and worker's compensation insurance, in amounts acceptable to Landlord, and which name Landlord and Tenant as parties insured from and against any and all liability for death of or injury to person or damage to property caused in or about or by reason of the construction of the Tenant's Work.

     10. Except as otherwise provided in Paragraph 8(b) of the Lease, upon substantial completion of the Premises in accordance with the Construction Drawings, Tenant agrees to accept the Premises in the condition which it may then be and waives any right or claim against Landlord for any cause directly or indirectly arising out of the condition of the Premises, appurtenances thereto, improvements thereon, and equipment therein. Tenant shall hold harmless Landlord from and against any liability or damage as provided under Paragraph 10.2 of the Lease. With the exception of the roof membrane which shall be warranted for a period of five (5) years, Landlord shall not be liable for any latent or patent defects therein, except that Landlord warrants the Buildings against latent defects for a period of one (1) year from the date of substantial completion. After the expiration of such one (1) year warranty, should a problem arise due to a latent defect in the Buildings, Landlord agrees to pursue with good faith and reasonable efforts reimbursement from the contractor or subcontractor

     11. With the exception of paragraph 2(b) of the Lease, Tenant releases Landlord from any claim whatsoever for damages against Landlord for any delay in the date on which the Premises shall be ready for occupancy by Tenant.

     12. The Premises shall be deemed "substantially completed" as of the date that all of the following conditions are satisfied:

                  (a) The Tenant Improvements have been substantially completed in accordance with the approved Construction Drawings (except for those punch list items referenced in Paragraph 13 below), such that Tenant can reasonably conduct business within the Premises; and

                  (b) A certificate of occupancy and/or finalized building permit has been issued for the Premises.

     13. Tenant shall immediately prior to occupancy inspect the Premises and compile and furnish Landlord with an initial punch list of any missing or deficient Tenant Improvements. Within the first thirty (30) days after delivery of the Premises, Tenant shall make a final punch list and submit this list to Landlord. Landlord shall use its best efforts to complete the corrective work in a prompt, good and workman-like manner. Punch list corrections shall not delay the Commencement Date, nor shall a delay in making corrections be grounds for a delay or reduction in any rent payments due Landlord.

     14. All floor area calculations are from the center line of the partitions and the outside line of the exterior and hall walls. No deduction is allowed for the columns, sprinkler risers, roof drains, or air conditioning units serving Tenant and located within the Premises.

     15. Landlord shall select the manufacturer and vendor of all building materials and equipment with respect to the Tenant Improvements and Tenant Extra Improvements to be constructed hereunder. If there is deviation from the Construction Drawings, Landlord will notify Tenant of the alternate manufacturer or vendor. If Tenant does not respond within three (3) days, the alternate manufacturer or vendor will be deemed acceptable.


TENANT:                                  LANDLORD:

REGAN HOLDING CORP.                      G & W/LAKEVILLE CORPORATE CENTER, LLC
A CALIFORNIA CORPORATION                 A CALIFORNIA LIMITED LIABILITY COMPANY


By:______________________________        By:      G & W Management Co.
                                         Its:     Manager

Print name:______________________        By:__________________________________
                                              William C. White
Its:_____________________________             Its:    President



By:______________________________        By:__________________________________
                                              Matthew T. White
                                              Its:     Chief Operating Officer
Print name:______________________


Its:_____________________________

                                    EXHIBIT C

                              RULES AND REGULATIONS

It is further agreed that the following Rules and Regulations shall be and are hereby made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises, will at all times abide by said Rules and Regulations, unless otherwise specified or provided for in the Lease, to wit:

     1. The driveways, entrances and exits to the Property, sidewalks, passages, building entries, lobbies, corridors, stairways, and elevators of the Buildings shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress and egress to and from the Premises. Tenant or Tenant's agents or employees shall not loiter on the lawn areas or other common areas of the Property.

                  (a) Furniture, freight equipment and supplies will be moved in or out of the Buildings only through the rear service entrances or other entrances designated by Landlord and then only during such hours and in such manner as may be reasonably prescribed by Landlord. Tenant shall cause its movers to use only the loading facilities, and entrances designated by Landlord. In the event Tenant's movers damage any part of the Buildings or Property, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

                  (b) No safe or article, the weight of which may in the opinion of Landlord constitute a hazard to or damage to the Buildings or the Buildings' equipment, shall be moved into the Premises without Landlord's prior written approval, but such consent or approval shall not be unreasonably withheld, conditioned or delayed. Landlord and Tenant shall mutually agree to the location of such articles in the Premises. All damage done to the Property, Buildings or Premises by putting in, taking out or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

                  (c) Landlord reserves the right to close and keep locked any and all entrances and exits of the Buildings and Property and gates or doors closing the parking areas thereof during such hours as Landlord may deem advisable for the adequate protection of the Property and all tenants therein.

     2. Except as otherwise provided for in the Lease, no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Buildings unless of such color, size and style and in such place upon or in the Buildings as shall be first approved in writing by Landlord. No furniture or other materials shall be placed in front of the Buildings or in any lobby or corridor, without the prior written consent of Landlord. Landlord shall have the right to remove all non permitted signs and furniture, without notice to Tenant.

     3. Tenant shall not employ any person or persons other than the janitor or cleaning contractor of Landlord for the purpose of cleaning or taking care of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Except as otherwise provided in the Lease, Landlord shall in no way be responsible to Tenant for any loss of property from the Premises, however occurring. The janitor of the Buildings may at all times keep a pass key, and other agents of Landlord shall at all times be allowed admittance to the Premises in accordance with the provisions set forth in the Lease.

     4. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant or Tenant's agents or employees, shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

     5. No animals except seeing-eye dogs or other animals necessary to the functioning of handicapped personnel shall be allowed on the lawns or sidewalks or in the offices, halls, and corridors of the Buildings.

     6. No persons shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises, nor interfere in any way with the other tenants or those having business with them. Should sound mitigation measures be required due to sounds originating in the Premises, the costs of such measures shall be paid for by Tenant.

     7. Bicycles or other vehicles, other than wheel chairs, shall not be permitted in the offices, halls, corridors and lobbies in the Buildings nor shall any obstruction of sidewalks or entrances of the Buildings by such be permitted.

     8. Tenant shall not allow anything to be placed on the outside of the Buildings, nor shall anything be thrown by Tenant or Tenant's agents or employees, out of the windows or doors, or down the corridors, ventilation ducts or shafts of the Buildings. Tenant, except in case of fire or other emergency, shall not open any outside window.

     9. No awnings shall be place over any window or entrance.

     10. All garbage, including wet garbage, refuse or trash shall be placed by Tenant in the receptacles designated by Landlord for that purpose. Tenant shall not burn any trash or garbage at any time in or about the leased Premises or any area of the Property. Tenant and Tenant's officers, agents, and employees shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the Property.

     11. Tenant shall not install or operate any steam or gas engine or boiler, or other machinery or carry on any mechanical business, other than such mechanical business which normally is identified with general use in the Premises. Explosives or other articles of an extra hazardous nature shall not be brought into the Building complex.

     12. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof, if any.

     13. Tenant and Tenant's agents and employees shall park their vehicles in areas designated from time-to-time for employee parking.

     14. Tenant shall not mark, drive nails, screw, bore, or drill into, paint or in any way deface the common area walls, exterior walls, roof, foundations, bearing walls, or pillars without the prior written consent of Landlord. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

     15. No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or his authorized agent.

     16. Tenant shall be responsible for cleaning up any trash blowing around their facility that may have been left by their customers or employees.

     17. In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord, and the lease provisions, the lease provisions shall govern and control.

     18. Landlord reserves the right at any time to change or rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, and for the preservation of good order therein, as well as for the convenience of other tenants of the Property. Landlord shall not be responsible to Tenant or to any other person for the non- observance or violation of the rules and regulations by any other tenant or person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the space herein leased, and Tenant shall abide by any additional rules and regulations which are ordered or requested by Landlord or by any governmental authority.

                                    EXHIBIT D



Materials                                                           Quantities













         Tenant agrees that:

         (a) None of the above materials will be used, held or stored on or about the Premises in quantities of greater than one (1) gallon each, or twenty
(20) pounds each in the case of non-liquid materials; provided, however, that used or excess materials may be stored together in a fifty-five (55) gallon drum while awaiting transport off the Premises for disposal.

         (b) The materials listed on Page 1 to this Exhibit D shall be stored in
fire-proof   lockers  on  the  Premises  in  accordance  with  applicable  laws, regulations and ordinances. No storage outside the Premises will be permitted.

         (c) No used or excess materials will be disposed of in, on, under or about the Premises or Lakeville Industrial Center. Instead, such materials shall be transported off-site, no less often than every one hundred eighty (180) days, by a duly licensed hazardous materials transporter. While waiting for transport off-site for disposal, used or excess materials shall be stored in a safe location on the Premises in secure containers which are appropriately labeled.

         (d) No materials listed on Page 1 to this Exhibit D, regardless of whether they are water-soluable, shall be flushed down any sanitary sewer drains on or about the Premises or Lakeville Industrial Center.

                                    EXHIBIT E

                               FINANCIAL STATEMENT







                           (TO BE PROVIDED BY TENANT)